Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 17th day of October, 2011.

Name:	/s/ James A. Abbott
James A. Abbott

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 9th day of November, 2011.

Name:	/s/ Thomas M. Hagerty
Thomas M. Hagerty

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of October, 2011.

Name:	/s/ Kenneth M. Jastrow, II
Kenneth M. Jastrow, II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of October, 2011.

Name:	/s/ Daniel P. Kearney
Daniel P. Kearney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 17th day of October, 2011.

Name:	/s/ Michael E. Lehman
Michael E. Lehman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of October, 2011.

Name:	/s/ Donald T. Nicolaisen
Donald T. Nicolaisen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 17th day of October, 2011.

Name:	/s/ William A. McIntosh
William A. McIntosh

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 14th day of October, 2011.

Name:	/s/ Leslie M. Muma
Leslie M. Muma

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the “Company”), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1)
the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 1,000,000 shares of Common Stock $1.00 par value under the Company’s 2011 Omnibus Incentive Plan;

(2)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s Profit Sharing and Savings Plan; and

(3)	any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company’s 2002 Stock Incentive Plan;

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 11th day of November, 2011.

Name:	/s/ Mark Zandi
Mark Zandi